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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): April 8, 2004

                                    DVI, INC.
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                 Name of Registrant as Specified in Its Charter)


       DELAWARE                    001-11077                    22-2722773
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      (State or Other              (Commission                (IRS Employer
Jurisdiction of Formation)         File Number)           Identification Number)


                        2500 YORK ROAD, JAMISON, PA 18929


       Registrant's Telephone Number, Including Area Code: (215) 488-5000

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. Other Events and Required FD Disclosure

On August 25, 2003, DVI, Inc. ("DVI"), together with DVI Financial Services Inc. ("DVI FS") and DVI Business Credit Corporation ("DVI BC" together with DVI and DVI FS, the "Debtors") filed a petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware (the "Bankruptcy Court").

Pursuant to a motion filed by the Acting United States Trustee, on October 14, 2003, the Bankruptcy Court ordered the appointment of an examiner in the Debtors' bankruptcy proceedings. By order entered on October 21, 2003 (the "Order"), the Bankruptcy Court appointed R. Todd Neilson (the "Examiner") to serve as the examiner for the purpose of investigating (i) financial transactions dealing with the assets, liabilities, operations and financial conditions of the Debtors and their subsidiaries, (ii) the accounting practices of the Debtors, (iii) any and all allegations of fraud, dishonesty, incompetence, misconduct, mismanagement, or financial and/or corporate irregularities relating to the Debtors and the circumstances surrounding same, including but not limited to, the improprieties alluded to in the Debtors' August 13, 2003, and September 26, 2003 press releases, as filed by DVI with the Securities and Exchange Commission on Form 8-Ks dated August 18, 2003 and September 30, 2003 respectively, (iv) and other aspects as set forth in the Order.

On April 8, 2004, the Examiner, filed with the Bankruptcy Court the Report of Chapter 11 Examiner, R. Todd Neilson (the "Report"), attached hereto as Exhibit
99.1. The Report sets forth the Examiner's findings as they relate to his investigation of the topics described above.

Copies of all pleadings and documents filed from time to time in proceedings before the Bankruptcy Court will be available at the Bankruptcy Court's internet website: www.deb.uscourts.gov. DVI is not incorporating such documents or pleadings by reference into any of its Securities and Exchange Act filings, and none of such documents and pleadings are to be considered "filed" by DVI with the SEC.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Exhibits

              99.1 - Report of Chapter 11 Examiner, R. Todd Neilson

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 DVI, INC.

                                                 By:  /s/ Montgomery W. Cornell
                                                    ---------------------------
                                                    Montgomery W. Cornell
                                                    Chief Restructuring Officer

Dated: April 9, 2004